UNION BANKSHARES COMPANY
                                 66 Main Street
                             Ellsworth, Maine 04605


                                                      April 18,2002



Dear Stockholder:

The 2002 Annual Meeting of the Stockholders of Union Bankshares Company will be held at 11:00 a.m. on Thursday, May 16, 2002 at the White Birches Restaurant, Route 1, Hancock, Maine. The directors and officers join me in inviting you to attend the meeting.

Enclosed are the Clerk's official Notice of Annual Meeting, a proxy statement and a form of proxy. Please sign the proxy and return it in the enclosed self-addressed envelope so that your shares will be voted at the meeting if you are unable to attend.

We look forward to seeing you on May 16.

                                   Very truly yours,



                                   Peter A. Blyberg
                                   President

PAB/cc
Enclosures



It is important that proxies be returned promptly. Each stockholder is urged to fill in, date and sign the enclosed proxy and mail it in the self-addressed envelope provided. In the event a stockholder decides to attend the meeting, he or she may, if he or she wishes, revoke his or her proxy and vote his or her shares in person.




                            UNION BANKSHARES COMPANY


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002


Notice is hereby given that the Annual Meeting of the Stockholders of Union Bankshares Company (the "Company") will be held at the White Birches Restaurant, Route 1, Hancock, Maine on May 16, 2002 at 11:00 a.m. to consider and act upon the following proposals:

     1.   To set the number of directors at 18.

     2.   To elect as directors the nominees listed in the
		enclosed Proxy Statement.

     3.   To elect Sally J. Hutchins as Clerk of the Company.

     4. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as
	    independent auditors of the Company for 2002.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on April 10, 2002 will be entitled to notice of and to vote at the meeting.

                                   By Order of the Board of
						Directors
                                   Sally J. Hutchins, Clerk

                            UNION BANKSHARES COMPANY
                                 66 MAIN STREET
                             ELLSWORTH, MAINE  04605

                                 PROXY STATEMENT
                          MAILING DATE:  APRIL 18, 2002

                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, MAY 16, 2002

     This Proxy Statement is furnished to the Stockholders of Union Bankshares Company (the "Company") in connection with the Solicitation of proxies on behalf of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 16, 2002 at 11:00 a.m. at the White Birches Restaurant, Route 1, Hancock, Maine pursuant to the accompanying Notice of Annual Meeting of Stockholders. A form of proxy for use at the Meeting and a return envelope for the proxy are enclosed. The proxy, when properly executed, will be voted on behalf of the stockholder in the manner directed in the form of proxy. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or,if he or she attends the Meeting, by notifying the Clerk or by giving notice at the Meeting.

     Proxies are being solicited by the Board of Directors of the Company principally through the mail. Proxies may also be solicited personally or by telephone by regular employees of the Company. The entire expense of solicitation, including cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of February 28, 2002, the Company had outstanding 577,630 shares of its common stock (the "Common Stock"), par value $12.50 per share, each share of which is entitled to one vote upon each of the matters presented at the Meeting. Only stockholders of record at the close of business on April 10, 2002 are entitled to vote at the Meeting. The presence at the Meeting, in person or by proxy, of the Holders of a majority of the shares of Common Stock entitled to vote will constitute a quorum. Assuming a quorum is present, action may be taken by the holders of a majority of the shares present and voting on any matter brought before the Meeting. Under applicable Maine law, abstentions and shares otherwise not voting will not be deemed present and voting for this purpose. Votes recorded by proxy will be counted immediately prior to the Meeting and the results will be announced at the Meeting. Stockholders who are present will have an opportunity to vote on each matter brought before the Meeting.

     The following table lists, as of February 28, 2002, the number of shares of Common Stock and the corresponding percentage of total Common Stock beneficially owned by the only stockholder who is the beneficial owner of more than five percent of the Common Stock of the Company.

Name and Address              Common Stock      Percent of
 of Beneficial Owner       Beneficially Owned     Class

Almarach Associates PA, LP       37,767            6.54
MME Suite 100
3993 Huntingdon Pike
Huntingdon Valley, PA  19006

     The following table lists, as of February 28, 2002, the Number of shares of Common Stock, including directors' qualifying shares, and the corresponding percentage of total Common Stock beneficially owned by each director and nominee for director, including the chief executive officer of the Company, and by all executive officers and directors as a group. The information set forth below is based upon director questionnaires distributed and completed by each director and nominee, and upon stock records maintained by the Company.


    Name                             Common Stock      Percent
                                  Beneficially Owned   of Class

Arthur J. Billings                       397                *
Peter A. Blyberg                         464                *
Robert S. Boit                          25,596           4.43
Blake B. Brown                           152                *
Richard C. Carver                        497                *
Peter A. Clapp                           709                *
Samuel G. Cohen                          112                *
Sandra H. Collier                        203                *
Robert B. Fernald                        880                *
Douglas A. Gott                         1,226               *
James L. Markos, Jr.                     266                *
John V. Sawyer, II                      3,251               *
Stephen C. Shea                         13,878           2.40
Robert W. Spear                           75                *
Richard W. Teele                         527                *
Paul L. Tracy                            703                *
Total ownership of all listed
    Directors and other officers        50,549           8.75

*Represents ownership of less than 1%.

     For purposes of the above table, beneficial ownership has Been determined in accordance with the provisions of Rule 13d-3 Promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or has the power to dispose of, or to direct the disposition of, the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934
Requires executive officers, directors and persons who beneficially
Own more than ten (10) percent of the stock of the Company to file Initial reports of ownership and reports of changes in ownership.
Such persons are also required by the Securities and Exchange Commission regulations to furnish the Company with copies of these reports.
Based upon copies of Forms 3, 4 and 5 submitted to and retained by the Company, the Company knows of no director, officer or beneficial
Owner of more than ten percent (10%) of the total outstanding shares of Common Stock who either failed to file an appropriate ownership report with the Securities and Exchange Commission, or who filed such report other than on a timely basis.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide for not fewer than 10 nor More than 25 directors, with the directors serving "staggered terms" of three years. The Board of Directors has nominated for re-election to three year terms at the 2002 Annual Meeting Messrs. Blyberg, Boit, Clapp, Teele and Ms. Collier. Each of the nominees has consented
To be named as a nominee and to serve if elected. In the event any nominee shall be unable to serve, discretionary authority is reserved by management to vote for a substitute to be nominated by the Board. Management recommends that the number of directors be set at 18. Election of those persons nominated for re-election at the Meeting will result in a Board of Directors with sixteen members. Under the terms of the Bylaws, the Board of Directors has the authority to fill the two remaining vacancies between annual meetings. It believes that setting the number of directors at 18 is appropriate in order to accommodate possible additions to the Board of Directors during 2002.

     There are no arrangements or understandings between any nominee, director, executive officer or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. There is no family relationship among any director, officer or person nominated to become a director or executive officer.

     The following table sets forth the names, occupations, ages
And terms of service of all directors and nominees. Each director is also presently a director of the Company's banking subsidiary, Union Trust Company (the "Bank").

                                                            Year
										First
                                                   Age
										Elected As
                     Principal Occupation         as of
										Director of
                     Now and for Past 5 years    4/15/02   	the
										Company
Term expires in 2002:

Peter A. Blyberg      President and CEO of the       58  	1993
                      Company and the Bank since
                      April 1, 1996; former Executive
                      Vice President of the Company
                      and the Bank

Robert S. Boit        Retired as President and CEO     71	1984
                      of the Company and the Bank
                      in 1996

Peter A. Clapp        President, Blue Hill Garage      57	1995
                      since 1989

Sandra H. Collier     Attorney at Law, Ferm, Collier   50	1992
                      & Larson from 1992 - 1997;
                      Attorney at Law, Sandra Hylander
                      Collier Law Offices since 1997

Richard W. Teele      Retired as Executive Vice        70	1984
                      President and Treasurer of the
                      Company and the Bank in 1995;
                      Secretary of the Company and the
                      Bank since 1984

Term expires in 2003:

Arthur J. Billings    President, Barter Lumber         46	1990
                      Company since 1980

Richard C. Carver     Owner and Manager, Carver Oil    69	1984
                      Company since 1959

Samuel G. Cohen       Attorney, Samuel G. Cohen Law    61	2001
                      Offices from 1969 - 2000;
                      Attorney, Cohen & Cohen since 2001

Robert B. Fernald     Treasurer, A.C. Fernald Sons,    68	1986
                      Inc. and Jordan-Fernald since 1967

Stephen C. Shea       Treasurer, E.L. Shea, Inc.;      54	1988
                      President, Shea Leasing
                      since 1982

Robert W. Spear       Legislator - State of Maine      59	2001
                      from 1997 -1999; Commissioner of
                      Agriculture - State of Maine
                      since 1999

Term expires in 2004:

Blake B. Brown        President and Owner, Brown's     56	1999
                      Appliance and TV since 1995

Douglas A. Gott       Owner, Douglas A. Gott & Sons,   68	1986
                      General Contractors since 1973

James L. Markos, Jr.  General Manager, Maine Shell-    53	1999
                      fish Company, Inc. since 1982

John V. Sawyer, II    Retired, President, Worcester-   68	1984
                      Sawyer Agency Insurance & Real
                      Estate, in 1997; Chairman of the
                      Board of the Company and the Bank
                      since 1988

Paul L. Tracy         President and owner of Winter    39	1995
                      Harbor Agency since 1990; Vice
                      President and co-owner of Schoodic
                      Insurance Services since 1994;
                      Co-owner of Grindstone Financial
                      Group LLC since 1995; Co-owner
                      of Insurance Source of Maine
                      since 1998; Vice President and
                      co-owner of MDI Insurance Agency
                      since 1999

COMMITTEES

     The Bylaws of the Company provide that, at the annual meeting of the Directors, the Board shall designate from among its members an Executive Committee. The Executive Committee possesses all of the powers of the Board of Directors with regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. At December 31, 2001 and as of the date of this statement, the Executive Committee is comprised of Messrs. Blyberg, Boit, Fernald, Sawyer, Shea and Billings.

     The Bylaws of the Company provide that the Board of Directors may elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company does not have a standing nominating or compensation committee.

     Nominees for election to the Board of Directors are selected By the full Board. The Board of Directors will consider nominees recommended by stockholders if submitted in writing to Sally J. Hutchins, Clerk, Union Bankshares Company, P.O. Box 479,
Ellsworth, Maine 04605 not less than three months in advance of the date of the annual meeting.

     The Board of Directors of the Company met twelve times in 2001. Each director attended at least seventy-five percent of the total number of meetings of the Board of Directors and of committees, of which he or she was a member, held during that year.

     The Board of Directors has appointed a standing Audit
Committee. The Audit Committee currently is comprised of Messrs. Billings, Brown, Clapp, Fernald, Sawyer, Shea, Spear and Teele, each of whom is independent. The principal functions of the Audit Committee include but are not limited to (i) assisting the Board of Directors to fulfill its fiduciary obligations with respect to the accounting, financial reporting, internal control and compliance functions of the Company; (ii) recommending to the Board of Directors the appointment of independent public accountants; (iii) reviewing the scope and cost of the independent public accountant's audit; and (iv) considering the independent accountant's reports concerning its conduct of the audit, including any comments and any recommendations with respect to which the Board of Directors might take action. The Audit
Committee convened six times during the fiscal year ended December 31, 2001.

     On February 7, 2001, the Audit Committee adopted a written charter (the "Charter") setting forth the duties and responsibilities of the Audit Committee. The Charter was adopted by the Board of Directors on April 11, 2001.

                               EXECUTIVE OFFICERS

     Each executive officer of the Company is identified in the following table, which also sets forth the respective office, age and period served in that office of each person listed. Executive officers are elected annually by the Board of Directors.

Name                Principal Occupation Now
										Elected
                    and for Past 5 Years           Age       to
										Office

John V. Sawyer, II  Chairman of the Board of the    68	1984
                    Bank and the Company since
                    October 1, 1988.  Director
                    since 1974.

Peter A. Blyberg    President and CEO of the Bank   58	1993
                    and the Company since April 1,
                    1996. Formerly Executive Vice
                    President, COO and Treasurer
                    of the Bank and the Company.

John P. Lynch       Executive Vice President of     55	1996
                    the Company and Executive Vice
                    President, Senior Banking Officer
                    Of the Bank since December 8, 1999.
                    Formerly Senior Vice President of
                    the Company and Senior Vice
                    President, Senior Banking Officer
                    of the Bank since 1996.  Formerly
                    Senior Vice President - Loans of
                    the Bank.


Sally J. Hutchins   Senior Vice President and       46	1988
                    Clerk of the Company and Senior
                    Vice President, Treasurer, and
                    Clerk of the Bank since December
                    8, 1999.  Formerly Vice President
                    and Clerk of the Company since 1993.
                    Formerly Vice President, Treasurer,
                    Controller and Clerk of the Bank
                    since 1996.  Formerly Vice President,
                    Controller and Clerk of the Bank.

Peter F. Greene     Senior Vice President of the    42	1996
                    Company and Senior Vice
                    President, Senior Bank Services
                    Officer of the Bank since
                    December 8, 1999.  Formerly Vice
                    President of the Company since
                    1996 and Vice President, Senior
                    Bank Services Officer of the Bank
                    since 1997.  Formerly Vice
                    President - Bank Services and
                    Vice President - Operations.

Rebecca J. Sargent  Senior Vice President, Senior   37	1996
                    Trust Officer of the Bank and
                    the Company since December 8,
                    1999. Formerly Vice President,
                    Senior Trust Officer of the
                    Company since 1997 and Vice
                    President, Senior Trust Officer
                    of the Bank since 1996.  Formerly
                    Vice President, Trust Officer
                    of the Company and Assistant
			  Vice President, Trust Officer
                    of the Bank.

Richard W. Teele    Secretary of the Company since  70	1988
                    1988.     Retired in 1995 from the
                    Bank.  Formerly Executive Vice
                    President, Treasurer and Secretary.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all annual compensation
Received during each of the Company's last three fiscal years by Mr. Blyberg who is the only executive officer for whom such compensation Exceeded $100,000 in any reported year. Mr. Blyberg serves in comparable positions with both the Bank and the Company. Executive compensation is paid by the Bank.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION

                                                    Other Annual
                      Year    Salary       Bonus   Compensation
($)

Peter A. Blyberg      1999   $146,920    $11,640         $0
President and Chief   2000   $155,485    $ 9,120         $0
Executive Officer     2001   $161,200    $ 4,740         $0

                             LONG TERM COMPENSATION

                                AWARDS                PAYOUTS

                              Restricted                LTIP
                                Stock   Options/SARs  Payouts
                       Year   Awards ($)   (#)          ($)

Peter A. Blyberg       1999       $0        0            $0
                       2000       $0        0            $0
                       2001       $0        0            $0


                             ALL OTHER COMPENSATION

                                          Other
                       Year          Compensation ($)

Peter A. Blyberg       1999              $  4,754
                       2000              $  4,216
                       2001              $  7,797

     Each director of the Bank who is not also an officer is paid a directors' fee in the amount of $250 for each meeting attended, including meetings of the Board committees of which the director is a member. Directors' fees are paid by the Bank and are not separately paid for attendance at meetings of the Board of Directors of the Company. In 2001, John V. Sawyer, II, who serves as Chairman of the Board, received a salary of $28,618 per annum from the Bank plus $50 per meeting for attendance at Board and Committee meetings. No director has received any other compensation for Board or committee participation or other special assignments.

     The Bank maintains a non-contributory defined benefit pension plan funded by a trust (the "Plan"). All full time employees who are at least 21 years of age and have completed one year of service participate in the Plan. Compensation attributable to the Plan has not been included in the Summary Compensation Table set forth above. Annual contributions to the Plan are computed on an actuarial basis to provide a normal retirement benefit of 60% of average annual salary minus 50% of the participant's social security benefit, with a downward adjustment if the participant, at the time of retirement, has completed less than 25 years of service. "Average Annual Salary" is determined by calculating the average basic compensation of the participant exclusive of bonuses for the three highest consecutive years prior to attaining the age of 65; provided, however, that for the purpose of such calculation base compensation for 2001 may not exceed $170,000. The Plan provides "Normal Retirement Benefits" to participants who terminate their employment after the later of attaining the age of 65 and after the completion of his/her fifth anniversary of initial plan participation. The accrued benefit of a participant who retires prior to normal retirement date is his or her normal benefit adjusted by a fraction which represents his or her Bank employment time divided by the Bank employment time he or she would have had by normal retirement date. Payment options include single life annuities and joint annuities. The Plan provides death benefits to beneficiaries of employees who meet conditions of early retirement (age 55 and 10 years of service) prior to termination of employment. The amount of the benefit is equal to the accrued benefit at date of death paid monthly over a 10 year period. In addition, the spouse of a married employee may elect to receive his or her benefit in the form of a single life annuity. If the employee does not meet conditions for early retirement, a survivor annuity may be payable, if the employee is married. The Plan does not provide a disability benefit. Mr. Blyberg is a participant in the Plan.
For purposes of the Plan, Mr. Blyberg has five credited years of service.

     The table below illustrates retirement compensation for representative salary brackets and years of service with the Bank. The maximum social security offset for 2001 was $19,920.

                               PENSION PLAN TABLE

Remuneration               Years of Service
               15       20       25        30       35
 $120,000   $37,224  $49,632  $62,040   $62,040  $62,040
 $130,000   $40,824  $54,432  $68,040   $68,040  $68,040
 $140,000   $44,424  $59,232  $74,040   $74,040  $74,040
 $150,000   $48,024  $64,032  $80,040   $80,040  $80,040
 $160,000   $51,624  $68,832  $86,040   $86,040  $86,040
 $170,000   $55,224  $73,632  $92,040   $92,040  $92,040

     The foregoing table illustrates the value of retirement
Benefits at the compensation levels indicated. Benefits are expressed in today's dollars.

     In addition to the foregoing defined benefit pension plan, The Bank has entered into deferred compensation agreements with Certain of its executive employees, including Mr. Blyberg, pursuant to which, subject to continued employment with the Bank and certain other conditions, such executive employees are entitled to receive certain retirement and disability benefits. Pursuant to his agreement with the Bank, Mr. Blyberg is entitled to receive monthly payments in the amount $4,152.17, for a period of fifteen years following the first to occur of death or retirement after reaching the age of 65 years. Under the terms of the agreement, Mr. Blyberg may elect to retire early after reaching the age of 60 years, in which event he would be entitled to receive a proportionately reduced monthly benefit. In addition to the foregoing benefits, under the terms of the agreement, in the event that Mr. Blyberg is permanently disabled prior to attaining the age of 64 years, he would be entitled to receive a disability benefit in the amount of $2,000 per month from the date of his disability until he reached the age of 65. Upon reaching aag 65, he would be entitled to receive the deferred compensation benefit described above. The obligations of the Bank under these deferred compensation agreements is unfunded, but the Bank has purchased insurance contracts on the lives of all covered employees, including Mr. Blyberg, in amounts which are estimated to be sufficient to fund all amounts payable under the agreements.

     The Bank also has entered into salary continuation agreements with certain of its executive officers, including Mr. Blyberg, pursuant to which should he terminate his employment, either voluntarily or involuntarily, within three years of a change of control or other "business combination" as defined in the salary continuation agreements, he would be entitled to receive an amount equal to the lesser of
(i) three times the total compensation paid to him in the last full fiscal year prior to termination of his employment, less one dollar, or
(ii) the maximum amount permitted without such payment being deemed an "excessive parachute payment" within the meaning of Section 208-g of the Internal Revenue Code.

     Neither the Bank nor the Company has a formal compensation committee. Mr. Blyberg, in his capacity as President and Chief Executive Officer, has made compensation recommendations to the Executive Committee of the Board of Directors with respect to all employees, other than himself. The recommendations were then considered by the full Board of Directors, which also formulated a compensation recommendation with respect to Mr. Blyberg. All compensation recommendations were then considered and voted upon by the full Board of Directors. Mr. Blyberg is a member of the Board of Directors and a member of the Executive Committee. He has abstained from participating in discussions or recommendations regarding his own compensation.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE
COMPENSATION

     The Board of Directors of the Bank has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Mr. Blyberg during the last fiscal year, the Board of Directors considered, among other factors, the seniority and experience of Mr. Blyberg and the relationship of his compensation to that of other executive officers employed by the Bank and to persons holding comparable positions at other similarly situated banks in Maine. In reaching its determination as to the compensation of Mr. Blyberg, the Board of Directors did not use any objective measure of the Bank's performance but considered, in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

     The forgoing report regarding compensation has been submitted
By the Board of Directors, including Douglas A. Gott, John V. Sawyer,
II, Peter A. Blyberg, Robert S. Boit, Peter A. Clapp, Sandra H.
Collier, Richard W. Teele, Arthur J. Billings, Richard C. Carver, Robert B. Fernald, Stephen C. Shea, Paul L. Tracy, Blake B. Brown, James L.
Markos, Jr., Samuel G. Cohen and Robert W. Spear.

                                PERFORMANCE GRAPH

     The following graph provides a comparison of total
Shareholder return on the Common Stock of the Company with that of other comparable issuers. The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its Common Stock for each of the last five years. For purposes of comparison, the graph also illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Banks Stock Index. The graph assumes a $100 investment on
December 31, 1995 in the common stock of the Company and NASDAQ
Banks as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December
31 of each calendar year since the base measurement point of December
31, 1995.



INSERT 5 YEAR PERFORMANCE GRAPH



     Common Stock of the Company is not actively traded on any market, and therefore, no market index is available for the purpose of determining the market price of such common stock as of any particular date. The foregoing graph is based upon a good faith determination of approximate market value for each year indicated based on anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time. Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.

                        SELECTION OF INDEPENDENT AUDITORS

     The Board recommends based on the recommendation of the Audit Committee that the stockholders ratify the Board's selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company for 2002.

     Berry, Dunn, McNeil & Parker has assisted the Company with periodic filings with the Security and Exchange Commission. In addition, Berry, Dunn, McNeil & Parker performed services for the Bank in connection with the preparation of income tax filings.
All services rendered by Berry, Dunn, McNeil & Parker were approved by the Audit Committee, which considered the possible effect of such services on the independence of Berry, Dunn, McNeil & Parker.
Management anticipates that Berry, Dunn, McNeil & Parker will
Render comparable services to the Bank and the Company in 2002.

     Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is ddesirable The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If its selection is not ratified, the Board will Take action to appoint a different auditor. It is expected that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Following are the aggregate fees billed by the independent accountants for the Company's most recent fiscal year for professional services rendered:

Audit Fees.  The aggregate fees of Berry, Dunn, McNeil & Parker
(BDMP) for the audit of Union Bankshares Company's financial statements at and for the year ended December 31, 2001 and reviews of Union
Bankshares Company's Quarterly Reports on Form 10-Q were $47,800, including out-of-pocket expenses, of which an aggregate amount of $30,320 has been billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees. No services were rendered by BDMP to Union Bankshares Company for the year ended December 31, 2001 for financial information systems design and implementation.

All Other Fees. The aggregate fees for services other than those discussed above rendered by BDMP to Union Bankshares Company for the year ended December 31, 2001 were $40,670, of which an aggregate amount of $31,170 had been billed through December 31, 2001.
Included in these other services are preparation of income tax returns, Audits of employee benefit plans, assistance with other regulatory filings and other various services.


     The audit committee has considered the compatibility of the non-audit services furnished by BDMP with the firm's need to be independent.

                              REPORT OF AUDIT COMMITTEE

March 13, 2002

To the Board of Directors of Union Bankshares Company:

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.
61, "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public
Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence
Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                   Richard W. Teele, Chairman
                                   Blake B. Brown
                                   Robert B. Fernald
                                   John V. Sawyer, II
                                   Robert W. Spear
                                   Arthur J. Billings
                                   Peter A. Clapp
                                   Stephen C. Shea

                                  OTHER MATTERS

     Management knows of no other matters to be presented for Action at the Meeting. If any of the nominees for the office of Director become unavailable for election or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting the proxies.

                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders may submit proposals for consideration at the 2003 Annual Meeting, which is presently scheduled for May 15, 2003. In order to be included in the Company's proxy statement and form of proxy relating to that meeting, such proposals must be received by the Company no later than December 16, 2002. Proposals should be addressed to Peter A. Blyberg, President, Union Bankshares Company, P.O. Box
479, Ellsworth, Maine 04605.

Ellsworth, Maine                   By Order of the Board of
     Directors
April 18, 2002                          Sally J. Hutchins, Clerk


                                 REVOCABLE PROXY
UNION BANKSHARES COMPANY
66 MAIN STREET
ELLSWORTH, MAINE 04605

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Sally J. Hutchins and Peter A.
Blyberg as Proxies, each with power to appoint a substitute and hereby authorizes each of them to represent and vote as designated below, all the shares of common stock of the Company held of record by the undersigned as of the close of business on April 10, 2002 at the annual meeting of the stockholders to be held on May 16, 2002 or at any adjournment thereof.

1.   To set the number of Directors at 18:

            FOR  (  )           AGAINST  (  )          ABSTAIN  (
)

2.   To elect as Directors:

     Peter A. Blyberg, Robert S. Boit, Peter A. Clapp, Sandra H.
Collier, Richard W. Teele,

     (   )     VOTE FOR ALL LISTED NOMINEES
     (   )     AUTHORITY TO VOTE FOR DIRECTORS IS WITHHELD
     (   )     VOTE FOR LISTED NOMINEES EXCEPT THE FOLLOWING:
          (Instruction: To withhold authority to vote for any individual nominee, write the name of the nominee(s) in the space provided below.)



3.   To elect Sally J. Hutchins as Clerk of the Company

              FOR  (  )         AGAINST  (  )          ABSTAIN  (
)

4.   To ratify the Board of Directors' selection of Berry, Dunn,
     McNeil & Parker as independent auditors of the Company for 2002.

             FOR  (  )          AGAINST  (  )          ABSTAIN  (
)

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON BEHALF OF
     THE UNDERSIGNED STOCKHOLDER IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE
     NOMINEES IN PROPOSALS 2 AND 3, AND IN FAVOR OF PROPOSALS 1
     AND 4, AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

     Please sign exactly as name appears below. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian, or in any representative capacity, please give full title.

DATE__________________,2002


________________________________
Signature


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Signature